Offerings - Offering: 1	Jul. 02, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 5,205,024.00
Amount of Registration Fee	$ 718.81
Offering Note	(1) Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 606,434 shares of common stock, par value $0.001 per share, of Steele Creek Capital Corporation, at a price equal to $8.58, which represents the Fund's net asset value as of April 30, 2026 and is used for purposes of calculating the estimated aggregate maximum purchase price for Shares. (2) The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026, equals $138.81 per million dollars of the value of the transaction.